LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2014, OF

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Effective April 15, 2015, the fund will be renamed Western Asset Core Plus VIT Portfolio and the current shares of the fund will be known as Class I shares.

In connection with the new name of the fund, certain additional changes, including the following, will also take effect:

•	Effective April 15, 2015, the fund’s investment objective will be changed.

•

Effective April 15, 2015, the fund’s 80% investment policy will be revised to include a broader reference to debt and fixed income securities, and the fund’s other principal investment strategies will be changed. Subject to market conditions, it is expected that changes in the fund’s investment portfolio to implement these investment strategies will occur by April 30, 2015.

•	Effective April 15, 2015, the management fee paid by the fund, and as a result total annual fund operating expenses, will be reduced.

•	Effective April 15, 2015, the fund’s benchmark index will be changed.

•	Effective April 15, 2015, the fund’s portfolio management team will be changed.

•	Effective April 15, 2015, two affiliates of Western Asset Management Company will be added as additional subadvisers to the fund.

The following text supplements, and to the extent inconsistent therewith, replaces any information in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”):

Effective April 15, 2015, the Fund’s investment objective will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

Effective April 15, 2015, the following replaces any inconsistent information in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.45
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.20
Total annual fund operating expenses	0.65
Fees waived and/or expenses reimbursed[2]	(0.11)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.54

[1]	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.54%. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
(with or without redemption at end of period)	55	196	351	800

Effective April 15, 2015, the following text supplements, and to the extent inconsistent therewith, replaces information contained in the fund’s Summary Prospectus, Prospectus and SAI:

The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadviser (generally, this range is 2.5–7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadviser). Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, forwards and options.

In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Effective April 15, 2015, the following text shall be added to the section titled “Performance” in the fund’s Summary Prospectus and Prospectus:

Prior to April 15, 2015, the fund was named Western Asset Variable High Income Portfolio, used different investment strategies and had a different benchmark index. The performance set forth prior to that date is attributable to the previous investment strategies and was compared to Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. As of April 15, 2015, to reflect the fund’s current investment strategies, the fund will compare its performance against the Barclays U.S. Aggregate Index, which is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “More on the fund’s investment strategies, investments and risks” in the fund’s Prospectus:

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

The fund will consider an issuer to be a “non-U.S. issuer” if the issuer is a non-U.S. government (including any sub-division, agency or instrumentality of a non-U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside of the United States and having a principal place of business outside of the United States. The fund will consider all other issuers to be “U.S. issuers.”

The fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the “issuer” for purposes of its investment limitations set forth above.

Maturity and duration

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadviser (generally, this range is 2.5–7 years). The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadviser will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.

Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Credit quality

The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below the Baa/BBB categories) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, a subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. Rating categories may include sub-categories or gradations indicating relative standing.

Foreign and emerging markets securities

The fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.

The fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate

Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income.

Non-U.S. currency transactions

The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “More on fund management – Management fee” in the fund’s Prospectus:

As of April 15, 2015, the fund pays a management fee at an annual rate of 0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets. Prior to that date, the fund paid a management fee at an annual rate of 0.60% of its average daily net assets.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “More on fund management – Expense limitation” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.54%, subject to recapture as described below. This arrangement is expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “Management – Subadvisers” in the fund’s Summary Prospectus and Prospectus:

Subadvisers: Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Ltd. (“Western Asset Japan”) and Western Asset Management Company Pte Ltd (“Western Asset Singapore”). References to “the subadviser” include each applicable subadviser.

Effective April 15, 2015, the following text replaces the corresponding information in the first eight paragraphs of the section titled “More on fund management” in the fund’s Prospectus and the following text supplements, and to the extent inconsistent therewith, replaces the information contained in the fund’s SAI:

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2014, LMPFA’s total assets under management were approximately $242.9 billion.

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd. (“Western Asset Japan”) and Western Asset Management Company Pte Ltd (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.

Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates, Western Asset Japan generally manages Japanese fixed income mandates, and Western Asset Singapore generally manages Asian (other than Japan) fixed income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset London, Western Asset Japan and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London, Western Asset Japan, and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.

Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2014, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $466 billion.

LMPFA pays the subadvisers a portion of of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset London, Western Asset Japan or Western Asset Singapore.

LMPFA, Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2014, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $709.1 billion.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “Management – Investment professionals” in the fund’s Summary Prospectus and Prospectus:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Mark S. Lindbloom (Portfolio Manager), Carl L. Eichstaedt (Portfolio Manager), Michael C. Buchanan (Head of Global Credit) and Chia-Liang Lian (Co-Head of Emerging Markets Debt). Mr. Leech has been a part of the portfolio management team for the fund since March 2014. Messrs. Lindbloom, Eichstaedt and Lian have been part of the portfolio management team for the fund since April 2015. Mr. Buchanan has been a part of the portfolio management team for the fund since 2007. These investment professionals work together with a broader investment management team.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “More on fund management – Investment professionals” in the fund’s Prospectus:

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Mark S. Lindbloom (Portfolio Manager), Carl L. Eichstaedt (Portfolio Manager), Michael C. Buchanan (Head of

Global Credit) and Chia-Liang Lian (Co-Head of Emerging Markets Debt). Mr. Leech has been a part of the portfolio management team for the fund since March 2014. Messrs. Lindbloom, Eichstaedt and Lian have been part of the portfolio management team for the fund since April 2015. Mr. Buchanan has been a part of the portfolio management team for the fund since 2007. Messrs. Leech, Lindbloom, Eichstaedt, Buchanan and Lian have been employed by Western Asset as investment professionals for more than five years.

Effective April 15, 2015, the following text replaces the corresponding information in the section titled “INVESTMENT MANAGEMENT AND OTHER SERVICES – Other Accounts Managed by Investment Professionals” in the fund’s SAI:

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and, as of December 31, 2014, the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($, in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($, in billions)
S. Kenneth Leech	Registered investment companies	106	204	None	None
	Other pooled investment vehicles	233	84.6	9	2.1
	Other accounts	667	177.4	54	17.3
Mark S. Lindbloom	Registered investment companies	15	32.5	None	None
	Other pooled investment vehicles	10	7.0	None	None
	Other accounts	152	42.1	23	8.0
Carl L. Eichstaedt	Registered investment companies	14	29.3	None	None
	Other pooled investment vehicles	10	4.2	None	None
	Other accounts	167	46.5	23	7.9
Michael C. Buchanan	Registered investment companies	42	39.4	None	None
	Other pooled investment vehicles	58	31.8	4	1.3
	Other accounts	192	53.4	21	7.9

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($, in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($, in billions)
Chia-Liang Lian	Registered investment companies	9	3.2	None	None
	Other pooled investment vehicles	34	12.6	1	0.1
	Other accounts	168	37.3	27	9.1

Effective April 15, 2015, the following text replaces the applicable information in the section titled “INVESTMENT MANAGEMENT AND OTHER SERVICES – Investment Professional Securities Ownership” in the fund’s SAI:

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the fund as of December 31, 2014. None of the investment professionals own fund shares because fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by Participating Insurance Companies through their separate accounts and to certain qualified retirement and pension plans.

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Mark S. Lindbloom	None
Carl L. Eichstaedt	None
Michael C. Buchanan	None
Chia-Liang Lian	None

Please retain this supplement for future reference.

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